UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22985

SMEAD FUNDS TRUST

(Exact name of registrant as specified in charter)

600 University Street, Suite 2412

Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Cole W. Smead

Smead Capital Management, Inc.

600 University Street, Suite 2412

Seattle, WA 98101

Copy to:

Pamela M. Krill, Esq

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 807-4122

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Item 1. Report to Shareholders.

Semi-Annual Report

May 31, 2018

Investment Adviser

Smead Capital Management, Inc.

600 University Street,

Suite 2412

Seattle, Washington 98101

Phone: 877-807-4122

www.smeadfunds.com

Dear Shareholders:

The first half of the 2018 fiscal year for the Smead Value Fund (the “Fund”) was difficult. After having made big returns in 2017, a market correction beginning in late January took early gains away and left us with a loss of -1.11% for the Investor Share Class (SMVLX) versus a gain in the S&P 500 Index of 3.16% and a loss in the Russell 1000 Value Index of -0.50%. Long-time owners of the Fund are trained to expect us to “yin” sometimes when the market “yangs.” The comparison with the S&P 500 Index existed because of continued investor devotion to glamour tech stocks. The Russell 1000 Value Index beat us because of its heavy exposure to energy stocks, which enjoyed a nice rally.

We aren’t paid to eliminate our deviations from the indexes. We believe our shareholders want strong ten-year returns and we must deviate from the norms to get those better returns. The Fund returned 9.95%, net of annual costs, versus 9.14% for the S&P 500 Index and 7.38% for the Russell 1000 Value Index over the last ten fiscal years. We hate to underperform ever, but it is a virtual guarantee that we will go through difficult stretches off and on over the decades.

Our winners and losers were largely determined by the performance of new stocks in our portfolio. Stocks purchased in the last three years like Target (TGT), American Express (AXP) and Discovery Communications (DISCA) did well. Our best attributors in the fiscal year-to-date include Target (TGT), eBay (EBAY) and Bank of America (BAC). eBay (EBAY) stock has benefitted as the technology sector has continued to garner investor enthusiasm. Accordingly, we have trimmed back on our position as its valuation has expanded. Target (TGT) has performed fundamentally better than naysayers were expecting, causing the market to have to revalue the stock upwards, which we believe will continue for some time. Bank of America (BAC) has held up well in recent periods, even as the market has reverted to doubting the sustainability of its earnings power due to a weaker macroeconomic viewpoint.

Our biggest detractors included both our homebuilders, Lennar (LEN) and NVR (NVR), as well as Walgreens Boots Alliance (WBA). We are not surprised to see our homebuilders take a breather, as they did more than their fair share of heavy-lifting for us in the last several years, and have gained some degree of investor enthusiasm coming into 2018. Walgreens (WBA) is delivering solid fundamental results, but continues to operate under very negative investor sentiment brought on by doubts about the sustainability of their business model in light of real or perceived online threats. This has offered us more opportunities to add at lower prices, which we have done this year.

A Reminder of Our Discipline

We hold our winners to a fault and over the years our goal is to reinvest paper profits into future wealth creation. Remember, in the Bible, love covers a multitude of sins. In common stock ownership, your big multi-year, many times your original investment winners cover a multitude of small losses. These losses are realized on stocks which met our eight criteria, but after our purchase didn’t produce going forward.

Is there any way to avoid corrections in stocks which you have done well in the past, but are correcting gains from prior years or are being doubted in the marketplace? As we mentioned before, we take great pains to ask if companies are becoming “maniacally” priced, and if they are, we reduce ownership dramatically. Most of the heartaches in common stock investing are the stocks you sold for twice what you paid that ended up tripling in price ten years later.

Here are some real-life examples. First, we came out of the bear market bottom in 2009 with a 4% position in Starbucks (SBUX). It rose in value by 2012 to over 8% of the portfolio. The P/E ratio had risen from 12x to 35x and we began a lengthy trimming exercise which took us down to a 2% position by 2014. The stock kept rising in value until three years ago. With the price going flat for the last three years and the earnings growing, the P/E ratio has dropped to 22x earnings. We may not be that far away from becoming a buyer of the stock. We like owning a business with cult-like customers, which sells an addictive legal drug.

Currently, we have trimmed our holdings in some big winners over the recent years, our bank stocks and NVR (NVR), which builds homes under the trade name, Ryan Homes. We started our positions in Bank of America (BAC) and JPMorgan (JPM) in 2012 at approximately $8.00 and $34.50, respectively. These three stocks soared last year and have corrected sharply this year. We trimmed them due to temporary popularity, but are keeping most of the positions, because we think the US economy will be led by homebuilding and household formation. The velocity of money could rise and the banks could be in a multi-year period of earnings growth, and massive dividend growth in the case of BAC.

Therefore, even though we have more than tripled our money from the beginning and collected dividends along the way, we believe that these stocks are just as likely to double in the next five years as any stock we might buy brand new. They have strong and expanding moats and their great balance sheets are throwing off copious free cash flow. Even if an economic slowdown hits us temporarily, we like to remind everyone that they don’t ask for a divorce if their spouse’s affection slows down for six to twelve months and they shouldn’t divorce their stocks either.

We ended the month of May with what we believe to be an excellent portfolio of companies meeting our eight criteria for common stock selection. It trades for around 13x this year’s earnings, is looking at paying 2% in forward dividends, and is extremely inexpensive in relation to lower average quality holdings in the S&P 500 Index and the Russell 1000 Value Index. We like the odds of another good ten years for our shareholders, who we can’t thank enough for their confidence and patience.

Warmest regards,

William Smead Lead Portfolio Manager	Tony Scherrer, CFA Co-Portfolio Manager	Cole Smead, CFA Co-Portfolio Manager

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Smead Capital Management, Inc. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of the date of this report.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to book ratios and lower forecasted growth values. You cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Price-to-Earnings Ratio (P/E Ratio) is the ratio of a company’s share price to its earnings per share. Standard deviation measures the dispersion of a dataset relative to its mean.

SMEAD VALUE FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 5.75% when you invest. Class A shares are also subject to a contingent deferred sales charge of 1.00% for purchases of $1,000,000 or more that are redeemed within eighteen months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by DST Asset Manager Solutions, Inc., the Fund’s transfer agent. To the extent the Fund invests in shares of exchange traded funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND

Expense Example (Continued)

(Unaudited)

	Beginning Account Value 12/1/17	Actual Ending Account Value 5/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period(1)	Hypothetical Expenses Paid During Period(1)	Net Expense Ratio During Period(2)
Investor Class	$1,000.00	$988.90	$1,018.30	$6.59	$6.69	1.33%
Class A	1,000.00	990.20	1,019.00	5.90	5.99	1.19
Class I1	1,000.00	990.50	1,020.00	4.91	4.99	0.99
Class I3	1,000.00	990.10	1,010.33	2.26	2.28	0.90
Class R1	1,000.00	988.80	1,017.40	7.49	7.59	1.51
Class R2	1,000.00	985.10	1,017.60	7.28	7.39	1.47
Class S	1,000.00	989.50	1,009.70	2.88	2.91	1.15
Class Y	1,000.00	991.50	1,020.74	4.17	4.23	0.84

(1)	Investor Class, Class A, Class I1, Class R1, Class R2 and Class Y expenses are calculated using each Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 182/365 (to reflect the most recent one-half year period). Class I3 and Class S expenses are calculated using each Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 92/365 (to reflect the actual days in the period during which the Class I3 and Class S shares were offered).
(2)	Annualized.

SMEAD VALUE FUND

Investment Highlights

(Unaudited)

The Fund seeks long-term capital appreciation through concentrated positions. Therefore, the Fund maintains approximately 25-30 companies in its portfolio. The Fund invests in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown

(% of Investments as of May 31, 2018)

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns as of May 31, 2018

	Inception Date	1 Year	5 Years	10 Years	Since Inception
Smead Value Fund – Investor Class	1/2/2008	11.96%	10.29%	9.95%	8.05%
Smead Value Fund – Class A	1/27/2014	12.09%	10.28%	N/A	9.26%
Smead Value Fund – Class I1	12/18/2009	12.32%	10.60%	N/A	14.17%
Smead Value Fund – Class I3	2/28/2018	N/A	N/A	N/A	(16.95)%
Smead Value Fund – Class R1	11/25/2014	11.75%	N/A	N/A	6.99%
Smead Value Fund – Class R2	11/25/2014	11.43%	N/A	N/A	6.99%
Smead Value Fund – Class S	2/28/2018	N/A	N/A	N/A	(17.17)%
Smead Value Fund – Class Y	11/25/2014	12.48%	N/A	N/A	7.74%
S&P 500® Index (Total Return)		14.38%	12.98%	9.14%	8.35%
Russell 1000® Value Index (Total Return)		8.25%	10.09%	7.38%	6.61%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® Value Index companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

One cannot invest directly in an index.

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Continued

SMEAD VALUE FUND

Schedule of Investments

May 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 96.28%

Banks 13.02%
Bank of America Corp.	1,917,980	$55,698,139
JPMorgan Chase & Co.	526,963	56,390,311
Wells Fargo & Co.	767,577	41,441,482

		153,529,932

Consumer Durables & Apparel 9.54%
Lennar Corp. – Class A	959,896	49,665,019
NVR, Inc. (a)	21,006	62,819,283

		112,484,302

Consumer Services 0.93%
Starbucks Corp.	193,182	10,947,624

Diversified Financials 11.51%
American Express Co.	688,645	67,693,804
Berkshire Hathaway, Inc. – Class B (a)	354,923	67,978,402

		135,672,206

Food & Staples Retailing 6.55%
Kroger Co.	1,055,762	25,686,689
Walgreens Boots Alliance, Inc.	826,632	51,573,571

		77,260,260

Health Care Equipment & Services 1.71%
AmerisourceBergen Corp.	245,445	20,160,852

Insurance 5.22%
Aflac, Inc.	1,366,121	61,557,412

Media 13.12%
Comcast Corp. – Class A	1,027,094	32,024,791
Discovery, Inc. – Class A (a)	2,940,254	62,009,957
Tegna, Inc.	1,823,111	18,905,661
Walt Disney Co.	419,211	41,698,918

		154,639,327

Pharmaceuticals, Biotechnology & Life Sciences 13.88%
Amgen, Inc.	407,179	73,137,492
Johnson & Johnson	164,444	19,670,791
Merck & Co., Inc.	588,547	35,036,203
Pfizer, Inc.	996,570	35,806,760

		163,651,246

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Shares	Value

Retailing 11.68%
Home Depot, Inc.	273,262	$50,977,026
Nordstrom, Inc.	484,763	23,767,930
Target Corp.	864,451	63,009,834

		137,754,790

Software & Services 9.12%
Accenture PLC – Class A (b)	247,489	38,543,937
eBay, Inc. (a)	1,158,100	43,683,532
PayPal Holdings, Inc. (a)	307,540	25,239,808

		107,467,277

TOTAL COMMON STOCKS (Cost $897,199,067)		1,135,125,228

SHORT-TERM INVESTMENTS 3.37%

Money Market Fund 3.37%
State Street Institutional U.S. Government Money Market 0.14% (c)	39,791,211	39,791,211

TOTAL SHORT-TERM INVESTMENTS (Cost $39,791,211)		39,791,211

TOTAL INVESTMENTS (Cost $936,990,278) 99.65%		1,174,916,439
Other Assets in Excess of Liabilities 0.35%		4,109,139

TOTAL NET ASSETS 100.00%		$1,179,025,578

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the 1-month performance for the month ended May 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

May 31, 2018 (Unaudited)

Assets
Investments, at value (cost $936,990,278)	$1,174,916,439
Receivable for Fund shares sold	2,389,462
Dividends and interest receivable	3,529,211
Due from Adviser	171

Total Assets	1,180,835,283

Liabilities
Payable for Fund shares redeemed	664,339
Payable to Adviser	801,219
Payable to Administrator	74,008
Payable for distribution fees	61,206
Payable for shareholder servicing fees	65,972
Accrued expenses and other liabilities	142,961

Total Liabilities	1,809,705

Net Assets	$1,179,025,578

Net Assets Consist Of:
Paid-in capital	$888,226,034
Accumulated undistributed net investment income	4,153,414
Accumulated undistributed net realized gain from investments	48,719,969
Net unrealized appreciation on investments	237,926,161

Net Assets	$1,179,025,578

Investor Class Shares
Net assets	133,382,092
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,983,224
Net asset value, offering price and redemption price per share	$44.71

Class A Shares
Net assets	147,181,321
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,312,418
Net asset value, offering price and redemption price per share(1)	$44.43

Maximum offering price per share (44.43/0.9425)(2)	$47.14

Class I1 Shares
Net assets	884,872,530
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	19,818,383
Net asset value, offering price and redemption price per share	$44.65

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities (Continued)

May 31, 2018 (Unaudited)

Class I3 Shares
Net assets	2,863
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	64
Net asset value, offering price and redemption price per share	$44.66

Class R1 Shares
Net assets	975,584
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	22,156
Net asset value, offering price and redemption price per share	$44.03

Class R2 Shares
Net assets	73,878
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,678
Net asset value, offering price and redemption price per share	$44.03

Class S Shares
Net assets	2,861
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	64
Net asset value, offering price and redemption price per share	$44.43

Class Y Shares
Net assets	12,534,449
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	280,441
Net asset value, offering price and redemption price per share	$44.70

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within eighteen months of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.
(2)	Reflects a maximum sales charge of 5.75%.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

May 31, 2018 (Unaudited)

Investment Income
Dividend income	$10,046,233
Interest income	314,127

Total Investment Income	10,360,360

Expenses
Management fees	4,636,655
Distribution fees – Investor Class	184,953
Distribution fees – Class A	195,175
Distribution fees – Class I3	1
Distribution fees – Class R1	3,050
Distribution fees – Class R2	1,320
Distribution fees – Class S	3
Shareholder servicing fees – Investor Class	103,573
Shareholder servicing fees – Class A	70,263
Shareholder servicing fees – Class I1	550,382
Shareholder servicing fees – Class R1	976
Shareholder servicing fees – Class R2	185
Administration fees	120,654
Transfer agent fees and expenses	128,211
Fund accounting fees	105,199
Federal and state registration fees	81,350
Custody fees	31,687
Reports to shareholders	32,558
Legal fees	54,181
Audit and tax fees	8,975
Trustees’ fees	64,822
Recoupment of previously reimbursed expenses	118,049
Other expenses	23,106

Total Expenses	6,515,328
Expense Waiver by Adviser (Note 3)	(1,043)

Net Expenses	6,514,285

Net Investment Income	3,846,075

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investments	50,384,190
Change in net unrealized depreciation on investments	(64,444,644)

Net Realized and Unrealized Loss on Investments	(14,060,454)

Net Decrease in Net Assets from Operations	$(10,214,379)

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017
From Operations
Net investment income	$3,846,075	$6,865,876
Net realized gain from investments	50,384,190	59,621,177
Change in net unrealized appreciation/(depreciation) on investments	(64,444,644)	172,496,173

Net increase/(decrease) in net assets from operations	(10,214,379)	238,983,226

From Distributions
Net investment income – Investor Class	(327,004)	(1,039,276)
Net investment income – Class A	(501,952)	(982,379)
Net investment income – Class I1	(5,307,746)	(6,529,290)
Net investment income – Class R1	(786)	(8,770)
Net investment income – Class R2	(1,426)	(8,557)
Net investment income – Class Y	(92,486)	(111,841)
Net realized gain on investments – Investor class	(6,517,725)	(5,542,843)
Net realized gain on investments – Class A	(6,596,280)	(3,879,527)
Net realized gain on investments – Class I1	(38,373,305)	(19,005,239)
Net realized gain on investments – Class R1	(76,290)	(37,591)
Net realized gain on investments – Class R2	(54,226)	(46,733)
Net realized gain on investments – Class Y	(544,258)	(282,890)

Net decrease in net assets resulting from distributions paid	(58,393,484)	(37,474,936)

From Capital Share Transactions
Proceeds from shares sold	126,719,447	251,088,199
Issued in reinvestment of dividends and distributions	27,708,127	19,235,046
Payments for shares redeemed	(139,908,223)	(359,051,139)

Net increase/(decrease) in net assets from capital share transactions	14,519,351	(88,727,894)

Total Increase/(Decrease) in Net Assets	(54,088,512)	112,780,396

Net Assets
Beginning of year	1,233,114,090	1,120,333,694

End of year	$1,179,025,578	$1,233,114,090

Accumulated Undistributed Net Investment Income	$4,153,414	$6,538,739

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SMEAD VALUE FUND

Financial Highlights

May 31, 2018

		Income from investment operations				Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gain/(loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Investor Class
Six Months Ended May 31, 2018 (unaudited)	$47.29	$0.07	(4)	$(0.55)	$(0.48)	$(0.10)	$(2.00)	$(2.10)
Year Ended November 30, 2017	39.79	0.15	(4)	8.57	8.72	(0.19)	(1.03)	(1.22)
Year Ended November 30, 2016	41.57	0.23	(4)	(0.81)	(0.58)	(0.20)	(1.00)	(1.20)
Year Ended November 30, 2015	40.98	0.27	(4)	2.11	2.38	(0.16)	(1.63)	(1.79)
Year Ended November 30, 2014	36.35	0.18	(4)	5.62	5.80	(0.12)	(1.05)	(1.17)
Year Ended November 30, 2013	27.61	0.13		9.04	9.17	(0.15)	(0.28)	(0.43)

Class A
Six Months Ended May 31, 2018 (unaudited)	47.03	0.11	(4)	(0.56)	(0.45)	(0.15)	(2.00)	(2.15)
Year Ended November 30, 2017	39.62	0.20	(4)	8.50	8.70	(0.26)	(1.03)	(1.29)
Year Ended November 30, 2016	41.47	0.24	(4)	(0.79)	(0.55)	(0.30)	(1.00)	(1.30)
Year Ended November 30, 2015	40.95	0.30	(4)	2.07	2.37	(0.22)	(1.63)	(1.85)
Year Ended November 30, 2014(7)	35.45	0.07	(4)	5.43	5.50	—	—	—

Class I1
Six Months Ended May 31, 2018 (unaudited)	47.33	0.16	(4)	(0.56)	(0.40)	(0.28)	(2.00)	(2.28)
Year Ended November 30, 2017	39.87	0.28	(4)	8.56	8.84	(0.35)	(1.03)	(1.38)
Year Ended November 30, 2016	41.66	0.33	(4)	(0.79)	(0.46)	(0.33)	(1.00)	(1.33)
Year Ended November 30, 2015	41.07	0.39	(4)	2.09	2.48	(0.26)	(1.63)	(1.89)
Year Ended November 30, 2014	36.40	0.27	(4)	5.63	5.90	(0.18)	(1.05)	(1.23)
Year Ended November 30, 2013	27.61	0.18		9.08	9.26	(0.19)	(0.28)	(0.47)

Class I3
Period Ended May 31, 2018 (unaudited)(9)	46.35	0.12	(4)	(1.81)	(1.69)	—	—	—

Class R1
Six Months Ended May 31, 2018 (unaudited)	46.57	0.02	(4)	(0.54)	(0.52)	(0.02)	(2.00)	(2.02)
Year Ended November 30, 2017	39.33	0.06	(4)	8.45	8.51	(0.24)	(1.03)	(1.27)
Year Ended November 30, 2016	41.31	0.12	(4)	(0.81)	(0.69)	(0.29)	(1.00)	(1.29)
Year Ended November 30, 2015	40.95	0.35	(4)	1.89	2.24	(0.25)	(1.63)	(1.88)
Period Ended November 30, 2014(8)	40.63	0.00	(4)(10)	0.32	0.32	—	—	—

Class R2
Six Months Ended May 31, 2018 (unaudited)	46.73	(0.10	)(4)	(0.55)	(0.65)	(0.05)	(2.00)	(2.05)
Year Ended November 30, 2017	39.40	0.08	(4)	8.47	8.55	(0.19)	(1.03)	(1.22)
Year Ended November 30, 2016	41.36	0.16	(4)	(0.80)	(0.64)	(0.32)	(1.00)	(1.32)
Year Ended November 30, 2015	40.95	0.17	(4)	2.13	2.30	(0.26)	(1.63)	(1.89)
Year Ended November 30, 2014(8)	40.63	0.00	(4)(10)	0.32	0.32	—	—	—

The accompanying notes are an integral part of these financial statements.

			Ratio of expenses to average net assets			Ratio of net investment income (loss) to average net assets
Net Asset Value, End of Period	Total Return(1)(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Before waivers and recoupment of expenses(3)	After waivers and recoupments of expenses(3)		Portfolio turnover rate(2)

$44.71	(1.11)%	$133,382	1.24%	1.33%		0.41%	0.32%		6.92%
47.29	22.51%	155,602	1.25%	1.23	%(5)	0.34%	0.36	%(6)	20.04%
39.79	(1.34)%	216,244	1.26%	1.26%		0.60%	0.60%		23.67%
41.57	6.25%	385,928	1.34%	1.26%		0.61%	0.67%		20.26%
40.98	16.45%	366,067	1.26%	1.25%		0.46%	0.47%		12.70%
36.35	33.74%	253,512	1.28%	1.35%		0.54%	0.47%		11.32%

44.43	(0.98)%	147,181	1.19%	1.19%		0.48%	0.48%		6.92%
47.03	22.51%	163,989	1.18%	1.16	%(5)	0.45%	0.46	%(6)	20.04%
39.62	(1.28)%	152,921	1.22%	1.22%		0.64%	0.64%		23.67%
41.47	6.23%	148,500	1.30%	1.26%		0.74%	0.76%		20.26%
40.95	15.51%	27,378	1.45%	1.44%		0.20%	0.21%		12.70%

44.65	(0.95)%	884,873	0.98%	0.99%		0.70%	0.69%		6.92%
47.33	22.86%	897,547	0.98%	0.96	%(5)	0.65%	0.67	%(6)	20.04%
39.87	(1.05)%	736,903	1.00%	0.99%		0.86%	0.87%		23.67%
41.66	6.51%	781,146	1.07%	0.99%		0.90%	0.96%		20.26%
41.07	16.75%	544,490	1.01%	1.00%		0.71%	0.72%		12.70%
36.40	34.10%	313,557	1.03%	1.10%		0.79%	0.72%		11.32%

44.66	(0.99)%	3	0.90%	0.90%		1.06%	1.06%		6.92%

44.03	(1.12)%	976	1.51%	1.51%		0.10%	0.10%		6.92%
46.57	22.14%	1,779	1.49%	1.48	%(5)	0.13%	0.15	%(6)	20.04%
39.33	(1.62)%	1,447	1.54%	1.54%		0.33%	0.33%		23.67%
41.31	5.91%	553	1.64%	1.59%		0.85%	0.88%		20.26%
40.95	0.79%	5	1.57%	1.57%		0.23%	0.23%		12.70%

44.03	(1.49)%	74	1.39%	1.47%		(0.32)%	(0.40)%		6.92%
46.73	22.28%	1,263	1.43%	1.41	%(5)	0.18%	0.20	%(6)	20.04%
39.40	(1.51)%	1,841	1.49%	1.44%		0.37%	0.42%		23.67%
41.36	6.07%	1,579	1.55%	1.44%		0.35%	0.44%		20.26%
40.95	0.79%	5	1.62%	1.44%		0.18%	0.36%		12.70%

SMEAD VALUE FUND

Financial Highlights

May 31, 2018

		Income from investment operations				Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gain/(loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Class S
Period Ended May 31, 2018 (unaudited)(9)	$46.14	$0.09	(4)	$(1.80)	$(1.71)	$—	$—	$—

Class Y
Six Months Ended May 31, 2018 (unaudited)	47.40	0.20	(4)	(0.56)	(0.36)	(0.34)	(2.00)	(2.34)
Year Ended November 30, 2017	39.92	0.35	(4)	8.57	8.92	(0.41)	(1.03)	(1.44)
Year Ended November 30, 2016	41.70	0.37	(4)	(0.78)	(0.41)	(0.37)	(1.00)	(1.37)
Year Ended November 30, 2015	41.06	0.42	(4)	2.13	2.55	(0.28)	(1.63)	(1.91)
Year Ended November 30, 2014(8)	40.74	0.01	(4)	0.31	0.32	—	—	—

(1)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(2)	Not annualized for periods of less than one year.
(3)	Annualized for periods of less than one year.
(4)	Based on average shares outstanding.
(5)	Includes a non-recurring reimbursement from service provider. Excluding this non-recurring reimbursement, the Ratio of expenses to average net assets after waivers and recoupment of expenses would have been 1.25%, 1.18%, 0.98%, 1.49%, 1.43% and 0.83%, respectively.
(6)	Includes a non-recurring reimbursement from service provider. Excluding this non-recurring reimbursement, the Ratio of net investment income to average net assets after waivers and recoupment of expenses would have been 0.34%, 0.45%, 0.65%, 0.13%, 0.18% and 0.80%, respectively.
(7)	Class A shares commenced operations on January 27, 2014.
(8)	Class R1 shares, Class R2 shares and Class Y shares commenced operations on November 25, 2014.
(9)	Class I3 shares and Class S shares commenced operations on February 28, 2018.
(10)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

			Ratio of expenses to average net assets			Ratio of net investment income (loss) to average net assets
Net Asset Value, End of Period	Total Return(1)(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Before waivers and recoupment of expenses(3)	After waivers and recoupments of expenses(3)		Portfolio turnover rate(2)

$44.43	(1.05)%	$3	1.15%	1.15%		0.80%	0.80%		6.92%

$44.70	(0.85)%	$12,534	0.86%	0.84%		0.83%	0.85%		6.92%
47.40	23.04%	12,934	0.83%	0.81	%(5)	0.80%	0.82	%(6)	20.04%
39.92	(0.93)%	10,978	0.88%	0.84%		0.93%	0.97%		23.67%
41.70	6.69%	1,192	0.95%	0.84%		0.94%	1.04%		20.26%
41.06	0.79%	5	0.85%	0.82%		0.95%	0.98%		12.70%

SMEAD VALUE FUND

Notes to Financial Statements

May 31, 2018 (Unaudited)

(1)	Organization

The Smead Value Fund (the “Fund”) is a non-diversified series of Smead Funds Trust, a Delaware statutory trust (the “Trust”) organized on July 17, 2014. Pursuant to a reorganization that took place on November 21, 2014, the Fund is the successor to the Smead Value Fund, a series of Trust for Professional Managers (the “Predecessor Fund”). As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the reorganization. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The Fund’s investment objective is long-term capital appreciation. The Trust may issue an unlimited number of interests (or shares) of beneficial interest, each with a par value of $0.001. The Fund currently offers eight classes of shares: Investor Class, Class A, Class I1, Class I3, Class R1, Class R2, Class S and Class Y shares. Class C, Class I2, Class R3 and Class R4 shares are not yet in operation. Each class of shares of the Fund has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution and shareholder servicing expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2018 (Unaudited)

closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills having a maturity of less than 60 days, are valued at amortized cost which approximates fair value. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund’s Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including unadjusted quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuations of the Fund’s investments by each fair value hierarchy level as of May 31, 2018:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$1,135,125,228	$—	$—	$1,135,125,228

Total Equity	1,135,125,228	—	—	1,135,125,228
Short-Term Investment	—	39,791,211	—	39,791,211

Total Investments in Securities	$1,135,125,228	$39,791,211	$—	$1,174,916,439

(1)	See the Schedule of Investments for industry classification.

No Level 3 securities were held in the Fund at May 31, 2018. For the six month period ended May 31, 2018, there were no transfers between levels for the Fund. It is the

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2018 (Unaudited)

Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.

(b)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(c)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class – distribution and shareholder servicing fees), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 fees are expensed at 0.16% of the average daily net assets of Class I3 shares, 0.25% of average daily net assets of the Investor Class and Class A shares, 0.41% of the average daily net assets of Class S shares and 0.50% of the average daily net assets of the Class R1 and Class R2 shares.

(e)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended November 30, 2017, the Fund did not incur any interest or penalties.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2018 (Unaudited)

As of November 30, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$929,925,847

Gross tax unrealized appreciation	311,790,306
Gross tax unrealized depreciation	(11,083,722)

Net tax unrealized appreciation	$300,706,584

Undistributed ordinary income	$6,538,739
Undistributed long-term capital gain	52,162,084

Total distributable earnings	$58,700,823

Other accumulated losses	—

Total accumulated gains	$359,407,407

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

(f)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short- term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. For the year ended November 30, 2017, the following permanent adjustments were recorded. Such adjustments were attributed to the reclassification of net investment loss, distribution adjustments and the usage of equalization for tax purposes.

Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain/Loss	Paid-In Capital
$—	($7,730,410)	$7,730,410

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$8,680,113	$9,361,403
Long-Term Capital Gain	$28,794,823	$32,476,280

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2018 (Unaudited)

On December 14, 2017, the Fund declared and paid distributions from ordinary income and long-term capital gains to shareholders of record on December 13, 2017.

	Distributions Paid from		Total Distributions Paid
Class	Ordinary Income	Long-Term Capital Gain
Investor Class	$327,005	$6,517,725	$6,844,730
Class A	501,952	6,596,280	7,098,232
Class I1	5,307,751	38,373,305	43,681,056
Class R1	786	76,290	77,076
Class R2	1,426	54,226	55,652
Class Y	92,486	544,258	636,744

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Investment Adviser

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2019 to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.26%, 1.26%, 0.99%, 1.00%, 1.59%, 1.44%, 1.25% and 0.84% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class, Class A, Class I1, Class I3, Class R1, Class R2, Class S and Class Y shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. For the six months ended May 31, 2018, the Adviser waived expenses of $1,043. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on November 30:

Year incurred	Expiration Year	Smead Value Fund
2015	2018	$230,486
2016	2019	88,273

For the six months ended May 31, 2018, the Fund made repayments to the Adviser for previously waived and reimbursed fees in the amount of $118,079.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2018 (Unaudited)

(4)	Distribution Plan and Shareholder Servicing Plan

The Fund has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), which authorizes it to pay ALPS Distributors, Inc. (the “Distributor”) a distribution fee of 0.16% of the Fund’s average daily net assets of Class I3 shares, 0.25% of the Fund’s average daily net assets of Investor Class and Class A shares, 0.41% of the Fund’s average daily net assets of Class S shares and 0.50% of the Fund’s average daily net assets of Class R1 and Class R2 shares for services to prospective Fund shareholders and distribution of Fund shares. During the six months ended May 31, 2018, the Fund accrued expenses of $384,502 pursuant to the 12b-1 Plan. As of May 31, 2018, the Fund owed the Distributor fees of $61,206.

The Fund has also adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). The Shareholder Servicing Plan also authorizes payment of a shareholder servicing fee to the Distributor up to 0.25% of the average daily net assets attributable to the respective class. The Fund implemented 0.14% for the shareholder servicing fee for the Investor Class shares of the Fund, 0.09% for the shareholder servicing fee for the Class A shares of the Fund, 0.12% for the shareholder servicing fee for the Class I1 shares of the Fund, 0.16% for the shareholder servicing fee for the Class R1 shares of the Fund, and 0.07% for the shareholder servicing fee for the Class R2 shares of the Fund. For those share classes that currently charge less than the maximum shareholder servicing fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice. The following table details the Shareholder Servicing Plan fees paid for the six months ended May 31, 2018.

Investor Class	$103,573
Class A	70,263
Class I1	550,382
Class R1	976
Class R2	185

(5)	Accounting, Custody, Administration and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the Fund’s accounting agent, custodian of the Fund’s investments and administrator of the Fund. For its services, the Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Fund, along with transactional and out-of-pocket fees.

DST Asset Manager Solutions, Inc. (“DST”) is the Fund’s transfer and dividend disbursing agent. DST receives a monthly fee and is reimbursed for certain out-of-pocket expenses.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2018 (Unaudited)

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	For The Six Months Ended May 31, 2018		For The Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	45,767	$2,141,892	203,267	$8,513,978
Class A	312,213	14,539,834	861,515	36,845,880
Class I1	2,325,415	108,171,599	4,805,669	202,510,233
Class I3*	64	3,000	—	—
Class R1	3,231	147,036	6,937	285,087
Class R2	1,511	68,615	5,622	232,090
Class S*	64	3,000	—	—
Class Y	35,757	1,644,471	61,556	2,700,931

Reinvestment of dividends and distributions
Investor Class	140,453	6,422,894	155,029	6,159,309
Class A	101,321	4,597,959	81,513	3,218,126
Class I1	352,063	16,050,530	238,610	9,460,873
Class R2	—	—	51	2,007
Class Y	13,960	636,744	9,953	394,731

Shares redeemed
Investor Class	(493,081)	(23,138,672)	(2,502,959)	(106,162,995)
Class A	(587,753)	(27,620,547)	(1,316,499)	(54,915,051)
Class I1	(1,823,959)	(85,005,779)	(4,563,649)	(193,509,288)
Class R1	(19,285)	(892,338)	(5,503)	(231,952)
Class R2	(26,849)	(1,300,476)	(25,397)	(1,032,938)
Class Y	(42,131)	(1,950,411)	(73,620)	(3,198,915)

Total increase/(decrease) in net assets from capital share transactions	338,761	$14,519,351	(2,057,905)	$(88,727,894)

*	Class I3 and Class S shares commenced operations on February 28, 2018.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended May 31, 2018 were $81,852,850 and $123,906,790, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2018, Merrill Lynch Pierce Fenner & Smith, for the benefit

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2018 (Unaudited)

of its customers, held 52.51%, 100.00% and 100.00% of outstanding shares of Class I1, Class R1 and Class R2, respectively. At May 31, 2018, National Financial Services LLC, held 41.99% of outstanding shares of Investor Class. At May 31, 2018, National Financial Services LLC, for the benefit of its customers, held 65.20% of outstanding shares of Class Y. At May 31, 2018, Pershing LLC, for the benefit of its customers, held 26.64% of outstanding shares of Class A.

(9)	Subsequent Event

The Trust intends to engage UMB Fund Services, Inc. to serve as the Fund’s Transfer Agent, effective as of November 21, 2018.

Management has evaluated the possibility of subsequent events through the date of issuance and determined that there are no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

SMEAD VALUE FUND

Notice of Privacy Policies and Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SMEAD VALUE FUND

Additional Information

(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended November 30, 2015 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2017, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Gregory A. Demopulos Age: 58	Trustee	Indefinite Term; Since September 2014	1	Chairman and CEO, Omeros Corp. (biopharmaceutical company) (since 1994).	Director, Onconome, Inc. (since 2004).

Peter M. Musser Age: 60	Trustee	Indefinite Term; Since September 2014	1	Principal, Angeline Properties, LLC (a private investment firm) (since 2014); and Principal and Senior Equity Portfolio Manager with Rainier Investment Management (from 1994 to 2013).	Trustee, Lawrence University (since 2012); Trustee, Berry College (since 2010); and Director, Boys and Girls Clubs of King County (since 2008).

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Walter F. Walker Age: 63	Trustee	Indefinite Term; Since September 2014	1	Principal, Hana Road Capital LLC (hedge fund) (since 2007).	Advisory Council, Stone Arch Capital (since 2005).

Nancy A. Zevenbergen Age: 59	Trustee	Indefinite Term; Since September 2014	1	Principal and Chief Investment Officer, Zevenbergen Capital Investments LLC (since 1987).	Director, Seattle Pacific Foundation (since 1993); Director, Anduin Foundation (since 2010); Director, University of Washington Foster School of Business (since 2014); and Director, evenstar3 Inc. (since 2005).

Interested Trustees and Officers

William W. Smead[1] Age: 59	Trustee and Chairman	Indefinite Term; Since September 2014	1	Chief Executive Officer of the Adviser (since 2007). President and Chief Executive Officer of the Trust (from September 2014 to January 2016).	None.

Cole W. Smead[1] Age: 33	Trustee President and Chief Executive Officer	Indefinite Term; Since September 2014 Elected annually; Since January 2016	1	Managing Director of the Adviser (since 2007).	Director and Chairman, Smead Funds S.A. (since 2015).

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Steven J. LeMire Age: 48	Chief Compliance Officer Treasurer, Principal Financial and Accounting Officer	Elected annually; Since September 2014 Elected annually; Since January 2016	N/A

Chief Compliance Officer of the Adviser (since 2014); Relationship Manager with Viceroy Investment Advisors, LLC (from 2013 to 2014); Co-Founder and Managing Principal of HCL Advisors, LLC (from 2012 to 2013).

N/A

Matthew K. Brudvik Age: 33	Secretary	Elected annually; Since November 2017	N/A	Vice President- Sales of the Adviser (since 2013).	N/A

[1]	Mr. William Smead and Mr. Cole Smead are each deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Smead Capital Management, Inc. Mr. William Smead and Mr. Cole Smead are father and son, respectively.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc. 600 University Street, Suite 2412 Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue Suite 800 Cleveland, Ohio 44115

Custodian, Fund Accountant and Fund Administrator	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Transfer Agent	DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169

Distributor	ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as part of the Report to Shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended May 31, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on the evaluation of these controls and procedures required by the Act and under the Securities Exchange Act of 1934.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

3

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual report.

(a)(2)	Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are furnished herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Smead Funds Trust

By:	/s/ Cole W. Smead
Cole W. Smead
President
(Principal Executive Officer)

Date:    August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Cole W. Smead
Cole W. Smead
President
(Principal Executive Officer)

Date:    August 3, 2018

By:	/s/ Steven J. LeMire
Steven J. LeMire
Treasurer
(Principal Financial Officer)

Date:    August 3, 2018